Exhibit 99.1

Investor Presentation August 2007 © 2007 Helicos BioSciences Corporation

Safe Harbor Certain statements made in this presentation that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation contains express or implied forward-looking statements relating to, among other things, management's forecast of financial performance, estimates of expenses and future revenues and profitability, product development and marketing plans, and management's plans, objectives and strategies. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond Helicos' control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, our ability to successfully complete the manufacturing process and commercialize the HeliScope system; our ability to secure our first commercial orders; our history of operating losses and ability to achieve profitability; our ability to establish manufacturing capabilities; the research and development spending levels of academic, clinical and governmental research institutions and pharmaceutical, biotechnology and agriculture companies who may purchase our HeliScope system; our reliance on third-party suppliers; competition; changing technology and customer requirements; our ability to operate in an emerging market; market acceptance of our technology; the length of our sales and implementation cycles; our dependence on large contracts for the sale and implementation of our HeliScope system; failure of our technology and products; our ability to maintain customer relationships and contracts; ethical, legal and social concerns surrounding the use of genetic information; our ability to retain our personnel and hire additional skilled personnel; our ability to manage our rapid growth; our ability to obtain capital when desired on favorable terms; and the volatility of the market price of our common stock. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Helicos undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by Helicos, see the disclosure contained in Helicos' public filings with the Securities and Exchange Commission. PLEASE NOTE: The names HeliScope, tSMS, true Single Molecule Sequencing and Virtual Terminator and our logo are trademarks or service marks of Helicos BioSciences Corporation.

Investment Highlights Helicos is the Future of Genetic Analysis Revolutionary and Breakthrough Technology Proprietary tSMS technology directly sequences molecules of DNA and copies of RNA HeliScope System Provides Critical Advantages High throughput, simplicity and greater sensitivity leads to exceptional price performance Significant Market Opportunity Potential to significantly expand the current $5 billion market Compelling Business Model Instrument revenue combined with recurring proprietary aftermarket consumables sales Experienced Leadership Team Industry leaders with track record of driving rapid trajectory

Transforming Technology in Medicine tSMS has Parallels to Past Breakthroughs 19th Century 21st Century

True Single Molecule SequencingTM A Fundamental Breakthrough in Genetics

# Our Powerful tSMS Science & Technology

Helicos

## tSMS may enable genetic analysis on an unprecedented scale

- **Revolutionary** proprietary technology
- First technology to **directly** sequence single molecules of DNA and RNA
- **Strong** IP covering methods, composition of matter
- Recipient of a **grant** from the National Human Genome Research Institute

  *Revolutionary Genome Sequencing Technologies—the $1,000 Genome*

**Sequence information can be obtained from single DNA molecules**

Ido Braslavsky, Benedict Hebert, Emil Kartalov, and Stephen R. Quake*

Department of Applied Physics, California Institute of Technology, MS 128-95, Pasadena, CA 91125

Communicated by Harry B. Gray, California Institute of Technology, Pasadena, CA, January 25, 2003 (received for review November 18, 2002)

3960–3964 | PNAS | April 1, 2003 | vol. 100 | no. 7

PNAS

Proceedings of the National Academy of Sciences of the United States of America

**United States Patent** — (10) **Patent No.:** **US 7,169,560 B2**

**Lapidus et al.** — (45) **Date of Patent:** **Jan. 30, 2007**

**SHORT CYCLE METHODS FOR SEQUENCING POLYNUCLEOTIDES**

Inventors: **Stanley N Lapidus**, Bedford, NH (US); **Philip Richard Buzby**, Brockton, MA (US); **Timothy Harris**, Ocean County, NJ (US)

Assignee: **Helicos Biosciences Corporation**, Cambridge, MA (US)

(57) **ABSTRACT**

The invention provides methods for sequencing a polynucleotide comprising stopping an extension cycle in a sequence by synthesis reaction before the reaction has run to near or full completion.

5

The HeliScopeTM System An Innovative and Differentiated Solution

World’s First Single Molecule Genetic Analyzer The HeliScopeTM System Initial throughput is planned to range from 25 to 90 million bases of DNA per hour Imaging capacity of the instrument is ~1 Billion bases per hour Improvements to the tSMS chemistry and the flow cells will provide customers significant performance gains

tSMS is performed on the HeliScope in a flow cell 25 Channels per Flow Cell ~60M unique DNA strands per channel at a density of 1 strand per µm2 Imaging of the tSMS chemistry is performed within a channel through a “step and repeat” sub-imaging routine Flow Cell Channel

A look inside a sub-image showing tSMS at work 1 sub-image (~30,000 strands) 175µm 175µm 6µm 6µm an actual tSMS image

Actual tSMS Imaging Position 1 2 3 Cycle: TEMPLATES

Actual tSMS Imaging Position G 1 2 3 G - - Cycle:

Actual tSMS Imaging Position G C 1 2 3 G - - - C C Cycle:

Actual tSMS Imaging Position G C A 1 2 3 G - - - C C A A - Cycle:

Actual tSMS Imaging Position G C A G 1 2 3 G - - - C C A A - - G G Cycle:

Actual tSMS Imaging Position G C A G T 1 2 3 G - - - C C A A - - G G T - - Cycle:

Actual tSMS Imaging Position G C A G T C 1 2 3 G - - - C C A A - - G G T - - - - C Cycle:

T Actual tSMS Imaging Position G C A G C A 1 2 3 G - - - C C A A - - G G T - - - - C A A A Cycle:

Actual tSMS Image from 1 of the 4 CCD’s used in the HeliScope (~7,500 strands)

Raw data is processed into strand signals Raw data from the CCD camera Identified strands from image processing

The tSMS Capabilities tSMS enables: Ultra-High Throughput Sequencing ~30,000 DNA strands per image ~400,000 strands imaged per second Enhanced Price Performance Greater sensitivity and simplicity Designed to approach $1,000 genome Enables Large Scale Experiments In gene expression, analyze tens of thousands of 100-gene signatures per week In sequencing, analyzes billions of bases per week Instrument Capacity of c. 3 Billion Single Molecules of DNA per run

# System Configuration

Helicos



The HeliScope

- Laser Illumination
- CCD Camera
- Microfluidics
- High-speed stage
- Instrument-control computer

Data Transfer to bioinformatics tower does not impact run time of HeliScope



Image-processing computer tower



*For Sequencing*
Designed to align a 10X human genome sequence data set in ~24 hours.



*For Gene Expression*
Designed to process tens of thousands of samples in ~24 hours.

Alignment/ Bioinformatics tower

Significant Market Opportunity

The Current Genetics and Genomics Market Ample Room for Multiple Players & Applications Gene Expression $1 Billion Genotyping $0.8 Billion Sequencing $0.7 Billion Current Genetics/ Genomics Market $5 Billion Source: Strategic Directions International Sample Prep $1 Billion Prep PCR & DNA Synthesis $1.5 Billion

The Opportunity 106 105 104 103 102 101 Population Size 1% 10% 100% % of Genome ‘Status Quo’ Strategic Factors Driving the Size of a Genetic Analysis Experiment 1. DNA Sequencing 2. SNP Genotyping 3. Copy Number Status 4. Methylation Status 5. Gene Expression 6. Transcript Profiling

The Opportunity Increase in amount of the genome known to be functionally active 106 105 104 103 102 101 Population Size 1% 10% 100% % of Genome ‘Status Quo’ Strategic Factors Driving the Size of a Genetic Analysis Experiment 1. DNA Sequencing 2. SNP Genotyping 3. Copy Number Status 4. Methylation Status 5. Gene Expression 6. Transcript Profiling

The Opportunity Increase in the number of samples per experiment 106 105 104 103 102 101 Population Size 1% 10% 100% % of Genome ‘Status Quo’ Strategic Factors Driving the Size of a Genetic Analysis Experiment 1. DNA Sequencing 2. SNP Genotyping 3. Copy Number Status 4. Methylation Status 5. Gene Expression 6. Transcript Profiling

106 105 104 103 102 101 Population Size 1% 10% 100% % of Genome ‘Status Quo’ Strategic Factors Driving the Size of a Genetic Analysis Experiment 1. DNA Sequencing 2. SNP Genotyping 3. Copy Number Status 4. Methylation Status 5. Gene Expression 6. Transcript Profiling

Significant Genetic Analysis Opportunity The HeliScope Should Expand the Market Target Market Spending The Opportunity 107 106 105 104 103 102 101 Population Size 1% 10% 100% ‘Status Quo’ $5 BN Pharmaceutical R&D $2.5BN Oncology Research $1.0BN Clinical Diagnosis $$ Billions % of Genome

What is the implication of the $1,000 Genome? “NHGRI's vision is to...... cut the cost of whole-genome sequencing to $1,000 or less, which would enable the sequencing of individual genomes as part of medical care. The ability to sequence each person's genome cost-effectively could give rise to more individualized strategies for diagnosing, treating, and preventing disease.” Francis Collins, NHGRI Director, in defense of his FY2006 Budget Request

The Experts On $1,000 Genome Performance in Genetic Analysis Francis S. Collins (National Human Genome Research Institute) “What wouldn’t we do?......we’d probably take most of our current annual spending on DNA sequencing, about $120 million, and devote it to sequencing 100,000 human samples for $100 million.“ Leonid Kruglyak (Princeton University) “A scalable technology that can deliver a $1,000 human genome will revolutionize expression profiling.” Emma Whitelaw (Queensland Institute of Medical Research) “With a $1,000 genome, I would carry out a comprehensive analysis of the methylation state across the genome.” Yoshihide Hayashizaki (RIKEN Institute) “ it is possible to obtain expression information for each promoter that cannot be achieved by current hybridization-based methods. .......[this information] is essential for analyzing molecular networks from gene to phenotype”. Nature.com – Question of the Year – What would you do if it became possible to sequence the equivalent of a full human genome for only $1,000?

# Uniquely Addresses Markets

## *Significant HeliScope Instrument Market Potential*

Helicos

### Total Addressable Market in Research (non-Dx)

| | Value Proposition | Number of Sites | Market Size [TAM] |
|---|---|---|---|
| **Pharma & Biotech Companies** | Exponentially ***accelerate development*** | ~50 | ~ \$9.5B in assay & rgts* <br> ~ \$3.5B in tools/systems** |
| **Academic Health Centers Private Research Institutes** | ***Provide the best applications*** | ~130 | ~ \$14B in Funding† <br> [60 grants in TRx - \$576M] |
| **Academic Genome Centers** | Offer the ***best technology*** | ~20 | ~ \$2B in Funding †† |
| **TOTAL** | | ~200 | ~\$30B |

* 2006 Drug & Market Development, Inc. report
** 2004 MarketResearch.com report "*Life Science Tools & Technologies for Bio-Pharma R&D*"
† NIH Website "*2005 NIH Extramural Grant Awards*" Helicos estimates from various int'l funding sources
†† Helicos estimates from various genome center releases

3,000,000,000 strands 40,000,000 clusters 400,000 beads 96 lanes Theoretical Imaging Maximum Single Molecule bridge PCR emulsion PCR Sanger System Concept X Throughput (MB / Hour) X X X X Single Molecule Sequencing Capability X X Amplification Free Prep Competitive Advantage Capturing Momentum at Introduction A unique blend of price performance and simple workflows

Compelling Business Model Attractive Financial Characteristics

The HeliScope System Attractive Economic Profile Instrument Sales Proprietary Reagents/ Disposables + = Expanding Base of Recurring Revenue Significant upfront instrument sales Rapid growth in reagent/disposables Increased utilization Expanding installed base High gross profit margins Flow Cell tSMS Reagents Heliscope Instrument

Experienced Leadership Team Industry Pioneers with Strong Track Record

Management Team Experienced Executives with Proven Track Record 13 Vice President and Chief Corporate Counsel for Affymetrix for 7 years Mark Solakian VP and General Counsel 14 Executive Director at Pfizer Global R&D; industry leader in pharmacogenetics Patrice Milos, PhD VP & CSO 27 Extensive experience as a manufacturing executive, most recently at JNJ (Closure Med) Bill Cotter VP, Operations 18 Led Affymetrix systems business for 6 years Chip Leveille VP, Sales & Marketing 27 Led development of Applied Biosystems genetic analysis systems for 23 years Bill Efcavitch, PhD SVP, Product R&D 20 10 years CFO experience, most recently Arqule Louise Mawhinney, CPA SVP & CFO 29 12 years executive experience; led Applied Biosystems sequencing business for 10 years Steve Lombardi EVP & COO 21 Founded two public diagnostic companies (Cytyc, Exact Sciences) Stan Lapidus President & CEO Years in Industry Industry Experience Name Title

# Board of Directors
## *Seasoned Industry Leaders*

Helicos

| Name<br>Affiliation | Prior Experience | Director Since |
|---|---|---|
| **Noubar Afeyan, PhD**<br>Flagship Ventures | Founder and CEO of PerSeptive Biosystems<br>Initiated Celera Genomics while CBO at ABI | 2003 |
| **Peter Barrett, PhD**<br>Atlas Venture | Co-founder, Executive Vice President and Chief Business Officer of Celera Genomics | 2003 |
| **Robert Higgins**<br>Highland Capital | Co-founder of Highland Capital Partners | 2003 |
| **Brian Atwood**<br>Versant Ventures | Founder and CEO of Glycomed<br>Co-founder of Perkin Elmer/Cetus JV | 2003 |
| **Steven St. Peter, MD**<br>MPM Capital | Apax Partners<br>The Carlyle Group | 2005 |
| **Theo Melas-Kyriazi**<br>Levitronix (CEO) | Former CFO, Thermo Electron | 2007 |
| **Claire Fraser, PhD**<br>University of Maryland | Co-founder and former president, The Institute for Genomic Research | 2007 |

Scientific Advisory Board Unrivaled Expertise John Quackenbush, PhD DFCI & Harvard SPH Milan Mrksich, PhD University of Chicago Victor Velculescu, MD, PhD Johns Hopkins University Floyd Romesberg, PhD Scripps Institute Jeff Trent, PhD TGEN Donald Crothers, PhD Yale University Gene Myers, PhD Howard Hughes Medical Institute David Liu, PhD Harvard University George Church, PhD Harvard Medical School Steven Chu, PhD Berkeley National Laboratory Leroy Hood, PhD Institute for Systems Biology Steve Quake, PhD, Chair Stanford University

Financial Review

Financial Results 6,561 3,310 General and Administrative $ (16,422) $ (8,072) Net Loss 587 393 Interest Income (net) 17,244 8,608 Total Operating Expenses $ 10,683 $ 5,298 Research and Development $ 143 Grant Revenue Year to Date Quarter ($000s) Guidance for 2007: cash burn approx. $40 million; Cash at 12/31/07 approx. $40 million * *Guidance as of July 31 earnings call – not updated as of June 30, 2007 $ 235

Balance Sheet Data $ 64,281 Cash $ 61,994 Stockholder’s Equity $ 68,245 Total Assets as of June 30, 2007 (in $,000’s)

Investment Highlights Helicos is the Future of Genetic Analysis Revolutionary and Breakthrough Technology HeliScope System Provides Critical Advantages Significant Market Opportunity Compelling Business Model Experienced Leadership Team

Ask bigger questions.